UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2022

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Summer Street
Boston, MA 02110
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 781-848-7100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	HAE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b), (e)

On June 16, 2022, Haemonetics Corporation (the “Company”) announced that Michelle L. Basil, Executive Vice President, General Counsel has decided to transition from the Company effective October 31, 2022. Ms. Basil has agreed to remain in her current role through October 31, 2022 to ensure a seamless transition while the Company conducts a search for her successor.

In consideration of the important services Ms. Basil will provide through October 31, 2022, the Company and Ms. Basil have entered into an agreement dated June 14, 2022 (the “Agreement”) that sets forth the terms of Ms. Basil’s retention and transition through October 31, 2022 (the “Retention Date”), including her continued compensation, a potential retention payment, restrictive covenants in favor of the Company and a customary release of claims against the Company. Under the terms of the Agreement, Ms. Basil’s base salary will continue unchanged and her outstanding equity incentive awards will continue to vest in accordance with their terms through the Retention Date. Additionally, if Ms. Basil does not resign and is not terminated for Cause (as defined in her executive severance agreement with the Company) prior to the Retention Date, she will receive a $500,000 retention bonus. Ms. Basil will not be eligible for a bonus under the Company’s fiscal 2023 short-term incentive plan, as she will no longer be an employee of the Company subsequent to October 31, 2022.

The description of the Agreement set forth above is qualified in its entirety by reference to the text of the Agreement, a copy of which will be filed with the Company’s Periodic Report on Form 10-Q for the first quarter of fiscal 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

Date: June 16, 2022	By:	/s/ Christopher A. Simon
	Name:	Christopher A. Simon
	Title:	President and Chief Executive Officer